United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3181

(Investment Company Act File Number)

Federated Short-Intermediate Duration Municipal Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 06/30/19

Date of Reporting Period: 06/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
June 30, 2019
Share Class | Ticker	A | FMTAX	Institutional | FSHIX	Service | FSHSX

Federated Short-Intermediate Duration Municipal Trust
Fund Established 1981

IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

John B. Fisher
President
Federated Short-Intermediate Duration Municipal Trust
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from July 1, 2018 through June 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Short-Intermediate Duration Municipal Trust (the “Fund”), based on net asset value for the 12-month reporting period ended June 30, 2019, was 2.81% for the Institutional Shares, 2.46% for the Service Shares and 2.20% for the Class A Shares. The 2.81% total return for the Institutional Shares for the reporting period consisted of 1.93% of mostly AMT-free, tax-exempt dividends and 0.88% of appreciation in the net asset value of the shares.1 The total return of the S&P Municipal Bond 0-7 Years, Investment-Grade, Non-AMT, 5% Prerefunded Index (SPMB7),2,3 a custom benchmark for the Fund, was 4.04% while the total return of the S&P 1-5 Year National AMT-Free Municipal Bond Index (SPNAFMB)4 was 3.57% during the same period. The total return of the Lipper Short Municipal Debt Funds Average (LSMDF),5 a peer group average for the Fund, was 2.56% over the reporting period. The Fund's and the LSMDF's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the SPMB7 were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);6,7 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (c) the credit rating of portfolio securities (credit quality).8
MARKET OVERVIEW
During the reporting period, 10-year U.S. Treasury yields decreased from a high of 3.24% in November 2018 to a low of 1.98% in late June 2019 and averaged 2.74%.
Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macro- economic performance.
Inflation showed signs of picking up during the reporting period; however, it continued to generally run below the 2% target inflation rate of the Federal Reserve (the “Fed”). Inflation readings have been held down so far this year due to factors such as the decline in oil prices, slower growth and softer inflation abroad and appreciation in the U.S. dollar despite strengthening labor market conditions and rising input costs for industry. The Fed's decision to raise the federal funds' target rate two times by ¼ percent each time in the latter half of 2018 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's (FOMC) indicators of maximum employment and a 2% inflation
Annual Shareholder Report

target, are essential. During the second half of the reporting period, the Fed left the target rate unchanged, and market and Fed discussions turned toward the slowing economy, increased economic uncertainties and future cuts to the target rate to help sustain the long economic expansion.
Over the reporting period, the labor market continued to strengthen and economic activity rose at a solid rate. The availability of economic data was more limited than usual because of the partial federal government shutdown that extended from December 2018 to January 2019. Job gains had been strong and the unemployment rate remained low. Consumers continued to spend at a strong rate and were supported by the strong job market and rising income. Positive signals regarding trade policy, solid economic data releases and communications from the FOMC participants led to an improvement in risk sentiment. However, recent data suggested that foreign economic growth was more subdued, especially in the Euro area, and that the Chinese economy expanded at a slower pace than earlier in the year having been heavily affected by U.S. tariffs on imports.
Residential investment also appeared to have declined in part from decreases in the affordability of housing arising from both the net increase in mortgage rates during the reporting period and somewhat slower house price appreciation. Additional downside risks include an increase in some foreign and domestic government policy uncertainties, including those associated with Brexit, an escalation in international trade policy tensions and the potential for additional extended federal government shutdowns. The escalation of trade conflicts of the U.S. with China, Mexico and its European trading partners has had a significant impact on equity and fixed-income markets. Those impacts are related to concerns about U.S. and world GDP growth going forward, impacts to consumer and investor sentiment and any reactions by the Fed concerning monetary policy in the future.
The effects of major U.S. tax reform boosted economic growth and the markets over the reporting period as a result of the passage of the Tax Cut and Jobs Act of 2017 (“Tax Reform Act”), which reduced both corporate and individual tax rates. The top tax rate for individuals declined from 39.6% to 37% and either eliminated, modified or limited numerous deductions. The municipal bond market was spared many of the potentially negative tax law changes that were proposed, such as the limitation on the tax exemption for municipal bond interest. As a result, the impact on the municipal bond market from the Tax Reform Act being implemented remains minimal. The supply of municipal debt has been to some degree reduced as a result of the elimination of advanced refundings by municipal issuers. The modestly lower corporate tax rate has reduced the demand for holding municipal debt by banks, and to a lesser degree by insurance companies, but that has been more than offset by increased individual demand and tight supply.
Annual Shareholder Report

Credit quality continued to be generally stable during the reporting period. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2018 and into 2019 was relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into short, intermediate, long and high-yield municipal bonds were mostly positive and broad-based for a significant portion of the reporting period.
DURATION
The Fund's dollar-weighted average modified duration at the end of the reporting period was 1.89 years. Duration management and the positioning of the bond maturities held along the short-intermediate portion of the municipal yield curve continued to be a significant component of the Fund's investment strategy. Reflecting the expected increases of the federal funds' target rate over the reporting period and the movement to higher short-term municipal interest rates, the Fund's duration generally ranged from 1.40 years to 1.90 years over the reporting period. The Fund's average duration over the reporting period was about 1.58 years and considerably shorter than that of the SPMB7, which was 2.83 years at the end of the reporting period.
The municipal short-intermediate yield curve, ranging from one to seven years in maturity, shifted downward about 35 to 75 basis points over the 1-year reporting period mostly in flattening fashion due to a significant downgrade in global and domestic growth expectations that began in late 2018. From the reporting period highs last November, yields have declined about 80 basis points for 2-year AAA-rated municipal debt, and 105 basis points for 5-year AAA-rated municipal debt, despite the Fed remaining on hold since the last tightening of 25 basis points last December to the federal funds target range of 2.25% to 2.50%. Because of this sharp decline in short-intermediate yields, bonds with progressively longer maturities/durations performed better than those with shorter maturities/durations.
Over the reporting period, about 25% to 30% of the Fund's portfolio was held in floating rate notes (FRNs), which produced high coupon income but experienced modest price gain as a result of the sharp decline in yields. The high percentage in FRNs for the Fund resulted in an overweight allocation inside of two years relative to its benchmark. As a result, the Fund's duration range (1.40 to 1.90 years) was considerably shorter than the benchmark (2.8 years) over the reporting period, and this combined with the sharp yield declines negatively impacted price performance relative to the SPMB7 as 0- to 2-year bonds rose less in price than those with longer durations.
Annual Shareholder Report

With yields continuing their steady decline into 2019, management allocated more of the Fund's portfolio to bonds in the 3- to 6-year maturity space in order to capture increased total return performance, lengthening the weighted average portfolio duration from 1.40 years to 1.90 years at fiscal year-end.
SECTOR ALLOCATION
During the reporting period, the Fund's municipal sector allocations had a neutral and offsetting effect on excess return.
The Fund maintained a significantly higher percentage portfolio allocation, relative to the SPMB7, to securities of hospitals. This allocation helped the Fund's performance due to the outperformance of hospitals relative to the SPMB7. The Fund was underweight pre-refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and, since this sector was an underperformer within the SPMB7, this positively affected Fund performance.
The Fund generated negative excess returns due to its overweight in underperforming sectors such as industrial development revenue bonds and life care debt, relative to the SPMB7. The Fund's underweight in state general obligation debt also generated negative excess returns as that sector outperformed over the reporting period.
The Fund's holdings of Illinois, New Jersey and Connecticut state-related debt increased in price as several positive political and economic events occurred during the reporting period and provided a positive contribution to relative performance.
CREDIT QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment along with strong municipal bond fund inflows resulted in outperformance of bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). Bonds in the noninvestment-grade9 category, below “BBB,” also outperformed the higher rating categories.
The Fund's small exposure to noninvestment-grade debt added positive excess returns as these securities experienced spread tightening versus higher quality debt over the reporting period. The Fund's overweight position, relative to the SPMB7, in “A” and “BBB” (or unrated comparable quality) debt during the reporting period also had a positive impact on the Fund's performance. The Fund's underweight in bonds rated “AAA” and “AA” (or unrated bonds of comparable quality) made a positive contribution to performance as bonds in this rating category underperformed the SPMB7.
Annual Shareholder Report

1	Income may be subject to state and local taxes. The investment adviser normally will invest the Fund's assets entirely in securities whose interest is not subject to the AMT for individuals, such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund's investment objective, the Fund's adviser may invest the Fund's assets in securities that may be subject to the AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMB7.
3	The total return for the S&P Municipal Bond Short Intermediate Index (SPMBSII), the Fund's broad-based securities market index, was 0.41% during the same period. Please also see the footnotes to the line graphs below for definitions of, and further information about, the SPMBSII.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPNAFMB.
5	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LSMDF.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
8	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
9	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical rating organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Short-Intermediate Duration Municipal Trust (the “Fund”) from June 30, 2009 to June 30, 2019, compared to the S&P Municipal Bond Short Intermediate Index (SPMBSII),2 the S&P Municipal Bond 0-7 Years Investment Grade, Non-AMT 5%, Pre-Refunded Index (SPMB7),3 the Lipper Short Municipal Debt Funds Average (LSMDF),4 the S&P Municipal Bond Short Index (SPMBSI)5 and the S&P Municipal Bond 1-5 Years Investment Grade Max 5% Pre-Refunded Index (SPMB5I).6 Because the S&P 1-5 Year National AMT-Free Municipal Bond Index (SPNAFMB),7 a secondary index for the Fund, does not yet have 10 years of published return information, the index has been omitted from the line graph below. The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of June 30, 2019
■	Total returns shown for Class A include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900)
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Returns table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 6/30/2019
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.21%	0.61%	1.43%
Institutional Shares	2.81%	1.33%	2.04%
Service Shares	2.46%	1.08%	1.80%
SPMBSII	4.66%	2.06%	2.82%
SPMB7	4.04%	1.79%	2.47%
LSMDF	2.56%	1.01%	1.32%
SPMBSI[5]	3.00%	1.30%	1.65%
SPMB5I6	3.60%	1.55%	2.19%
SPNAFMB[7]	3.57%	1.46%	N/A

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMBSII, SPMB7, SPNAFMB, LSMDF, SPMBSI and SPMB5I have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The SPMBSII consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of eight years. The S&P Municipal Bond Index is designed to track fixed-rate tax-free bonds and bonds subject to the AMT. The S&P Municipal Bond Index includes bonds of all quality–from “AAA” to non-rated, including defaulted bonds–and from all sectors of the municipal bond market. The SPMBSII is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBSII is unmanaged and is not affected by cash flows. It is not possible to invest directly in an index.
3	The SPMB7 represents the portion of the S&P Municipal Bond Investment Grade Index composed solely of investment-grade bonds (those with ratings higher than “BBB-”/“Baa3”) with remaining maturities of between zero and seven years that are not subject to AMT, 5% of which are pre-refunded. The SPMB7 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPMB7 is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The LSMDF represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
Annual Shareholder Report

5	The SPMBSI consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of 4 years. The Fund's Adviser has elected to change the benchmark from the S&P Municipal Bond Short Intermediate Index to the S&P Municipal Bond Short Index effective September 30, 2019, to more closely align with the Fund's investment strategy. The SPMBSI is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPMBSI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
6	The SPMB5I represents the portion of the S&P Municipal Bond Investment Grade Index composed solely of investment-grade bonds (those with ratings higher than “BBB-“/”Baa3”) with remaining maturities of between one and five years, 5% of which are pre-refunded. The SPMB5I is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPMB5I is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
7	The S&P 1-5 Year National AMT-Free Municipal Bond Index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market with an effective maturity of 1 to 5 years. Bonds issued by U.S. territories, including Puerto Rico, are excluded from this index. This index does not yet have 10 years of published performance information. The SPNAFMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPNAFMB is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At June 30, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	20.9%
Electric and Gas	10.8%
Prepaid Gas Utility	10.0%
Industrial Development/Pollution Control	9.1%
General Obligation—Local	7.9%
Toll Road	7.7%
Senior Care	7.0%
General Obligation—State	5.3%
Water and Sewer	4.1%
General Obligation—State Appropriation	3.6%
Other[2]	17.9%
Other Assets and Liabilities—Net[3]	(4.3)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 86.4% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
June 30, 2019
Principal Amount			Value
		MUNICIPAL BONDS—102.0%
		Alabama—3.7%
$18,000,000		Black Belt Energy Gas District, AL, Gas Supply Revenue Bonds (Series 2016A) TOBs, (Royal Bank of Canada GTD), 4.000%, Mandatory Tender 6/1/2021	$18,798,300
9,000,000		Southeast Alabama Gas Supply District, Gas Supply Revenue Bonds Project No. 2 (Series 2018A) TOBs, (Morgan Stanley GTD), 4.000%, Mandatory Tender 6/1/2024	9,796,770
		TOTAL	28,595,070
		Alaska—2.0%
8,000,000		Alaska Industrial Development and Export Authority (Yukon-Kuskokwim Health Corp.), Loan Anticipation Revenue Notes (Series 2017), 3.500%, 12/1/2020	8,044,400
2,000,000		Valdez, AK Marine Terminal (BP PLC), Revenue Refunding Bonds (Series 2003A), 5.000%, 1/1/2021	2,103,560
5,000,000		Valdez, AK Marine Terminal (BP PLC), Revenue Refunding Bonds (Series 2003B), 5.000%, 1/1/2021	5,258,900
		TOTAL	15,406,860
		Arizona—3.4%
3,000,000	[1]	Arizona Health Facilities Authority (Phoenix Children's Hospital), Variable Rate Revenue Refunding Bonds (Series 2013A-1) FRNs, 3.750% (SIFMA 7-day +1.850%), Mandatory Tender 2/5/2020	3,004,470
13,000,000		Chandler, AZ IDA (Intel Corp.), Industrial Development Revenue Bonds (Series 2019) TOBs, 5.000%, Mandatory Tender 6/3/2024	14,915,550
5,000,000		Maricopa County, AZ Pollution Control Corp. (Public Service Co., NM), PCR Revenue Refunding Bonds (Series 2010A) TOBs, 2.400%, Mandatory Tender 6/1/2020	5,023,400
3,000,000		Tempe, AZ IDA (Mirabella at ASU), Revenue Bonds (Series 2017B), (Original Issue Yield: 4.750%), 4.700%, 10/1/2024	3,077,790
		TOTAL	26,021,210
		Arkansas—1.0%
7,250,000		Independence County, AR (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2013), 2.375%, 1/1/2021	7,331,707
		California—5.0%
5,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007B-1) FRNs, 3.000% (SIFMA 7-day +1.100%), Mandatory Tender 4/1/2024	5,137,250
10,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007G-1) FRNs, 3.000% (SIFMA 7-day +1.100%), Mandatory Tender 4/1/2024	10,274,500
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$2,045,000		California Health Facilities Financing Authority (Kaiser Permanente), Revenue Bonds (Series 2017C) TOBs, 5.000%, Mandatory Tender 11/1/2022	$2,286,739
1,100,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2021	1,161,622
1,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2022	1,091,120
2,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2023	2,246,480
2,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2024	2,306,540
3,000,000	[1]	California State, UT GO Refunding Bonds (Series 2012B) FRNs, 3.050% (SIFMA 7-day +1.150%), 5/1/2020	3,009,360
1,000,000		California State, Various Purpose GO Refunding Bonds, 5.000%, 4/1/2024	1,171,430
1,250,000		California State, Various Purpose GO Refunding Bonds, 5.000%, 4/1/2025	1,502,838
1,250,000		California State, Various Purpose GO Refunding Bonds, 5.000%, 4/1/2026	1,539,262
2,500,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013B-2) TOBs, 5.000%, Mandatory Tender 1/15/2020	2,506,300
1,050,000		Orange County, CA Transportation Authority (91 Express Lanes-OCTA), Senior Lien Toll Road Revenue Refunding Bonds (Series 2013), 5.000%, 8/15/2019	1,054,893
3,075,000		Palomar Pomerado Health, CA, (Series 2006C) ARNs, (Assured Guaranty Municipal Corp. INS), 2.450%, 7/3/2019	3,075,000
		TOTAL	38,363,334
		Colorado—0.8%
250,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 4.000%, 1/1/2020	252,275
350,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 4.000%, 1/1/2021	359,125
400,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 4.000%, 1/1/2022	416,608
640,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2023	697,069
750,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2024	831,645
600,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2025	674,160
625,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 4.000%, 12/1/2019	631,206
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$1,000,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2020	$1,046,150
750,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2021	807,345
250,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2022	276,460
		TOTAL	5,992,043
		Connecticut—3.5%
5,000,000	[1]	Connecticut State HEFA (Yale-New Haven Hospital), Revenue Bonds (Series 2014B) FRNs, 2.185% (1-month USLIBOR x 0.67 +0.550%), Mandatory Tender 7/1/2019	5,000,000
10,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012A) FRNs, 3.150% (SIFMA 7-day +1.250%), 4/15/2020	10,075,900
2,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012D) FRNs, 2.820% (SIFMA 7-day +0.920%), 9/15/2019	2,002,640
1,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 2.800% (SIFMA 7-day +0.900%), 3/1/2023	1,507,890
2,255,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 2.850% (SIFMA 7-day +0.950%), 3/1/2024	2,268,643
4,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 2.890% (SIFMA 7-day +0.990%), 3/1/2025	4,029,920
2,000,000		West Haven, CT, UT GO Bonds, (Assured Guaranty Municipal Corp. INS), 4.000%, 8/1/2019	2,003,400
		TOTAL	26,888,393
		Florida—1.6%
755,000		Halifax Hospital Medical Center, FL, Revenue Refunding Bonds, 5.000%, 6/1/2020	777,695
1,195,000		Halifax Hospital Medical Center, FL, Revenue Refunding Bonds, 5.000%, 6/1/2021	1,266,138
1,000,000		Halifax Hospital Medical Center, FL, Revenue Refunding Bonds, 5.000%, 6/1/2022	1,088,460
630,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2019	635,462
525,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2020	547,874
1,245,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2021	1,339,807
1,300,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2022	1,442,129
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$1,300,000		Orange County, FL, Health Facilities Authority (Presbyterian Retirement Communities), Revenue Bonds (Series 2014), 4.000%, 8/1/2019	$1,302,288
3,265,000		Palm Beach County, FL Health Facilities Authority (ACTS Retirement Life Communities, Inc.), Retirement Communities Revenue Bonds (Series 2016), 5.000%, 11/15/2021	3,525,221
		TOTAL	11,925,074
		Georgia—4.9%
1,000,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2022	1,106,890
1,000,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2023	1,136,610
800,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2024	931,248
3,000,000		Burke County, GA Development Authority (Georgia Power Co.), Vogtle Project Pollution Control Revenue Bonds (Fifth Series 1995) TOBs, 2.050%, Mandatory Tender 11/19/2021	3,007,620
7,500,000	[1]	Gainesville & Hall County, GA Hospital Authority (Northeast Georgia Health System, Inc.), Revenue Anticipation Certificates (Series 2014B) FRNs, 2.850% (SIFMA 7-day +0.950%), Mandatory Tender 2/18/2020	7,501,950
7,000,000	[1]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018B) FRNs, (Royal Bank of Canada GTD), 2.385% (1-month USLIBOR x 0.67 +0.750%), Mandatory Tender 9/1/2023	6,923,770
5,000,000		Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018C) TOBs, (Royal Bank of Canada GTD), 4.000%, Mandatory Tender 12/1/2023	5,462,650
5,300,000		Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2019B) TOBs, (Toronto Dominion Bank GTD), 4.000%, Mandatory Tender 12/2/2024	5,879,343
5,500,000		Monroe County, GA Development Authority Pollution Control (Georgia Power Co.), Scherer Plant Pollution Control Revenue Bonds (First Series 1995), 2.250%, 7/1/2025	5,550,710
		TOTAL	37,500,791
		Illinois—5.9%
500,000		Chicago, IL Midway Airport, Second Lien Revenue & Refunding Bonds (Series 2014B), 5.000%, 1/1/2020	508,810
3,250,000		Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2013C), 5.000%, 1/1/2021	3,421,275
1,500,000		Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2013C), 5.000%, 1/1/2022	1,629,690
2,000,000		Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2015B), 5.000%, 1/1/2021	2,105,700
1,135,000		Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2016A-1), 5.000%, 11/1/2023	1,284,298
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$1,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2020	$1,042,810
1,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2021	1,075,080
5,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2022	5,518,750
2,645,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2023	2,983,507
1,780,000		Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), 5.000%, 5/15/2022	1,844,828
1,845,000		Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), 5.000%, 5/15/2023	1,927,269
1,200,000		Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2021	1,285,248
1,500,000		Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2022	1,649,490
1,800,000		Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2023	2,023,182
1,855,000		Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 5/1/2020	1,903,044
3,000,000	[1]	Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016B) FRNs, 3.058% (1-month USLIBOR x 0.70 +1.350%), Mandatory Tender 5/1/2021	3,007,530
3,000,000		Illinois Housing Development Authority (Century Woods), Multifamily Housing Revenue Bonds (Series 2019) TOBs, (GNMA COL), 1.900%, Mandatory Tender 10/1/2021	3,019,200
1,750,000		Illinois State, UT GO Bonds (Series of February 2014), 4.000%, 2/1/2020	1,773,135
2,000,000		Illinois State, UT GO Bonds (Series of February 2014), 5.000%, 2/1/2020	2,037,940
1,500,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2021	1,600,800
2,000,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2022	2,184,060
1,000,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2023	1,109,310
		TOTAL	44,934,956
		Indiana—1.5%
1,000,000		Indiana State Finance Authority Hospital Revenue (Beacon Health System Obligated Group), Hospital Revenue Bonds (Series 2013A), 5.000%, 8/15/2020	1,038,580
855,000		Indiana State Finance Authority Hospital Revenue (Community Health Network), Hospital Revenue Bonds (Series 2012A), 5.000%, 5/1/2020	880,308
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Indiana—continued
$2,500,000	Indiana State Finance Authority Wastewater Utilities (CWA Authority), Second Lien Wastewater Utility Revenue Bonds (Series 2011B), 5.000%, 10/1/2019	$2,522,250
4,000,000	Rockport, IN PCR (Indiana Michigan Power Co.), Revenue Refunding Bonds (Series 2008D) TOBs, 2.050%, Mandatory Tender 6/1/2021	4,009,520
3,000,000	Whiting, IN Environmental Facilities (BP PLC), Revenue Bonds (Series 2009), 5.250%, 1/1/2021	3,166,410
	TOTAL	11,617,068
	Iowa—0.3%
2,070,000	Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2019), 3.125%, 12/1/2022	2,093,991
	Kansas—0.3%
1,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 9/1/2020	1,041,160
1,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 9/1/2021	1,075,610
	TOTAL	2,116,770
	Kentucky—2.7%
5,000,000	Kentucky Economic Development Finance Authority (Catholic Health Initiatives), Revenue Bonds (Series 2009B) TOBs, 2.700%, Mandatory Tender 11/10/2021	5,109,100
1,595,000	Kentucky State Rural Water Finance Corp., Revenue Refunding Bonds (Series 2018A), 2.000%, 2/1/2020	1,595,415
4,000,000	Louisville & Jefferson County, KY Metropolitan Government (Louisville Gas & Electric Co.), Revenue Refunding Bonds Series 2013A (Remarketing 4/1/19) TOBs, 1.850%, Mandatory Tender 4/1/2021	4,023,320
5,000,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds (Series 2018A) TOBs, (Morgan Stanley GTD), 4.000%, Mandatory Tender 4/1/2024	5,435,150
4,000,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds (Series 2018B) TOBs, (BP PLC GTD), 4.000%, Mandatory Tender 1/1/2025	4,413,760
	TOTAL	20,576,745
	Louisiana—1.3%
6,000,000	Louisiana State Offshore Terminal Authority (Loop LLC), Deepwater Port Revenue Bonds (Series 2010B-1A) TOBs, 2.000%, Mandatory Tender 10/1/2022	6,002,940
3,765,000	St. Charles Parish, LA Gulf Opportunity Zone (Valero Energy Corp.), Revenue Bonds (Series 2010) TOBs, 4.000%, Mandatory Tender 6/1/2022	3,969,402
	TOTAL	9,972,342
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Maryland—0.4%
$2,250,000		Rockville, MD Mayor & City Council Econ Dev Revenue (Ingleside at King Farm), Paydown Securities TEMPS-70 (Series 2017C-2), 3.000%, 11/1/2025	$2,258,415
1,000,000		Rockville, MD Mayor & City Council Econ Dev Revenue (Ingleside at King Farm), Paydown Securities TEMPS-85 (Series 2017C-1), 3.500%, 11/1/2026	1,005,270
		TOTAL	3,263,685
		Massachusetts—0.8%
4,000,000		Massachusetts Department of Transportation, Subordinated Metropolitan Highway System Revenue Refunding Bonds (Series 2019A) TOBs, 5.000%, Mandatory Tender 1/1/2023	4,473,480
1,915,000	[1]	Massachusetts Development Finance Agency (Partners Healthcare Systems), Revenue Bonds (Series 2015O-3) FRNs, 2.380% (SIFMA 7-day +0.480%), Mandatory Tender 1/29/2020	1,915,306
		TOTAL	6,388,786
		Michigan—5.1%
4,500,000		Michigan State Finance Authority Revenue (Detroit, MI City School District), Local Government Loan Program Revenue Bonds (Series 2015A), (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2020	4,626,765
5,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2022	5,525,400
2,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2020	2,069,840
2,500,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2021	2,676,875
1,125,000		Michigan State Finance Authority Revenue (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2019	1,125,000
1,200,000		Michigan State Finance Authority Revenue (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2020	1,235,124
10,000,000	[1]	Michigan State Hospital Finance Authority (Trinity Healthcare Credit Group), Hospital Revenue Bonds, Series 2015MI FRNs, 2.151% (1-month USLIBOR x 0.67 +0.540%), Mandatory Tender 12/1/2020	10,016,100
3,500,000		Michigan Strategic Fund (Detroit Edison Co.), Variable Rate Limited Obligation Revenue Refunding Bonds (Series 2008ET-2) TOBs, 1.450%, Mandatory Tender 9/1/2021	3,486,070
1,000,000		Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.000%, 10/15/2019	1,010,330
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$1,170,000		Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.000%, 10/15/2020	$1,224,089
5,000,000		University of Michigan (The Regents of), General Revenue Bonds (Series 2019C) TOBs, 4.000%, Mandatory Tender 4/1/2024	5,619,450
		TOTAL	38,615,043
		Minnesota—0.9%
2,030,000		Duluth, MN ISD No. 709, Certificate of Participation (Series 2016A), (School District Credit Program GTD), 5.000%, 2/1/2022	2,198,287
2,000,000		Kanabec Co., MN Healthcare (FirstLight Health System), Healthcare Revenue Bond Anticipation Notes (Series 2018), 2.750%, 12/1/2019	2,000,660
3,000,000	[1]	Minnesota State HFA, Residential Housing Finance Bonds (Series 2018D) FRNs, 2.330% (SIFMA 7-day +0.430%), Mandatory Tender 7/3/2023	2,984,100
		TOTAL	7,183,047
		Mississippi—1.6%
1,250,000		Mississippi Business Finance Corp. (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2002) TOBs, 2.200%, Mandatory Tender 6/3/2024	1,261,425
2,750,000		Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Healthcare), Revenue Bonds (Series 2004B-2 R-Floats) TOBs, 1.800%, Mandatory Tender 12/2/2019	2,750,660
8,445,000		South Central Regional Medical Center, MS Hospital Revenue, Facilities Improvement and Refinancing Hospital Revenue Notes (Series 2017), 1.700%, 3/1/2020	8,409,700
		TOTAL	12,421,785
		Missouri—1.1%
535,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2014A), 4.000%, 2/1/2020	540,671
565,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2014A), 5.000%, 2/1/2021	589,312
800,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016A), 4.000%, 2/1/2020	808,480
500,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016A), 5.000%, 2/1/2023	546,050
800,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2021	834,424
650,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2022	694,350
1,200,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2023	1,310,520
750,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2024	835,028
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Missouri—continued
$850,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2025	$961,749
750,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2026	860,767
		TOTAL	7,981,351
		Montana—0.7%
5,000,000	[1]	Montana Facility Finance Authority (Billings Clinic Obligated Group), Variable Rate Revenue Bonds (Series 2018C) FRNs, 2.450% (SIFMA 7-day +0.550%), Mandatory Tender 8/15/2023	4,993,350
		Nevada—2.4%
6,665,000		Clark County, NV Airport System, Airport System Subordinate Lien Revenue Refunding Bonds (Series 2019A), 5.000%, 7/1/2026	8,177,155
3,700,000		Clark County, NV Pollution Control (Nevada Power Co.), Pollution Control Refunding Revenue Bonds (Series 2017) TOBs, 1.600%, Mandatory Tender 5/21/2020	3,703,219
6,500,000		Washoe County, NV Gas & Water Facilities Revenue (Sierra Pacific Power Co.), Refunding Revenue Bonds (Series 2016B) TOBs, 3.000%, Mandatory Tender 6/1/2022	6,768,190
		TOTAL	18,648,564
		New Hampshire—0.5%
4,000,000		National Finance Authority, NH (Waste Management, Inc.), Solid Waste Disposal Refunding Revenue Bonds (Series 2019A-2) TOBs, 2.150%, Mandatory Tender 7/1/2024	4,026,360
		New Jersey—5.8%
5,000,000		New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2015 XX), 5.000%, 6/15/2022	5,445,000
10,000,000	[1]	New Jersey EDA (New Jersey State), School Facilities Construction Refunding SIFMA Index Bonds (Series 2013 I) FRNs, 3.150% (SIFMA 7-day +1.250%), 9/1/2025	9,860,800
10,000,000	[1]	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation Program Notes (SIFMA Index Multimodal Notes) (Series 2014BB-2) FRNs, 3.100% (SIFMA 7-day +1.200%), Mandatory Tender 12/15/2021	10,069,400
305,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2013A), (United States Treasury PRF), 5.000%, 1/1/2020	310,651
1,195,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2013A), 5.000%, 1/1/2020	1,216,546
5,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017D-3) FRNs, 2.308% (1-month USLIBOR x 0.70 +0.600%), 1/1/2023	5,015,500
5,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017D-4) FRNs, 2.408% (1-month USLIBOR x 0.70 +0.700%), 1/1/2024	5,032,550
1,187,708		Seaside Heights Borough, NJ BANs, 2.500%, 6/4/2020	1,195,179
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$1,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2022	$1,089,820
2,500,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2023	2,791,075
2,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2024	2,282,920
		TOTAL	44,309,441
		New Mexico—2.6%
3,500,000		Farmington, NM (Public Service Co., NM), Pollution Control Revenue Refunding Bonds (Series 2010B) TOBs, 2.125%, Mandatory Tender 6/1/2022	3,506,370
5,000,000		Farmington, NM (Public Service Co., NM), Pollution Control Revenue Refunding Bonds (Series 2016A) TOBs, 1.875%, Mandatory Tender 10/1/2021	4,990,650
10,000,000		New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Refunding and Acquisition Bonds (Series 2019A) TOBs, (Royal Bank of Canada GTD), 5.000%, Mandatory Tender 5/1/2025	11,668,000
		TOTAL	20,165,020
		New York—4.9%
3,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002D-2A) FRNs, (Assured Guaranty Municipal Corp. INS), 2.254% (1-month USLIBOR x 0.69 +0.570%), Mandatory Tender 4/6/2020	3,003,960
3,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002D-A2) FRNs, (Assured Guaranty Municipal Corp. INS), 2.364% (1-month USLIBOR x 0.69 +0.680%), Mandatory Tender 4/6/2021	3,010,650
10,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002G-3) FRNs, 2.335% (1-month USLIBOR x 0.67 +0.700%), Mandatory Tender 2/1/2020	10,012,900
5,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2011B) FRNs, 2.185% (1-month USLIBOR x 0.67 +0.550%), Mandatory Tender 11/1/2022	4,970,050
3,000,000		New York City Housing Development Corp., Sustainable Neighborhood Bonds (Series 2019B-2) TOBs, 2.100%, Mandatory Tender 7/3/2023	3,027,300
2,500,000		New York State HFA, Affordable Housing Revenue Bonds (Series 2019F Group 3) TOBs, (New York State Mortgage Agency GTD), 1.875%, Mandatory Tender 11/1/2021	2,505,425
3,000,000		Rockland County, NY, LT GO Bonds (Series 2014A), (Assured Guaranty Municipal Corp. INS), 5.000%, 3/1/2020	3,075,120
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$3,000,000		Rockland County, NY, LT GO Bonds (Series 2014A), (Assured Guaranty Municipal Corp. INS), 5.000%, 3/1/2021	$3,187,200
4,910,000	[1]	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Variable Rate Refunding Bonds (Series 2016 4A) FRNs, 2.335% (1-month USLIBOR x 0.67 +0.700%), Mandatory Tender 12/1/2021	4,940,737
		TOTAL	37,733,342
		North Carolina—0.6%
1,875,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Bonds (Series 2019), 5.000%, 3/1/2025	2,223,544
1,600,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Bonds (Series 2019), 5.000%, 3/1/2026	1,939,040
		TOTAL	4,162,584
		Ohio—1.4%
2,070,000	[1]	Allen County, OH (Mercy Health), Adjustable Rate Hospital Facilities Revenue Bonds (Series 2015B) FRNs, 2.650% (SIFMA 7-day +0.750%), Mandatory Tender 5/1/2020	2,071,283
3,500,000		Allen County, OH (Mercy Health), Hospital Facilities Revenue Bonds (Series 2017B) TOBs, 2.150%, Mandatory Tender 5/5/2022	3,835,860
3,500,000		Lancaster, OH Port Authority, Gas Supply Revenue Refunding Bonds (Series 2019) TOBs, (Royal Bank of Canada GTD), 5.000%, Mandatory Tender 2/1/2025	4,072,775
750,000		Ohio State Higher Educational Facility Commission (Case Western Reserve University, OH), Revenue Refunding Bonds (Series 2013), 4.000%, 12/1/2019	758,040
		TOTAL	10,737,958
		Oklahoma—2.6%
1,410,000		Canadian County Educational Facilities Authority, OK (Mustang Public Schools), Educational Facilities Lease Revenue Bonds (Series 2012), 4.000%, 9/1/2019	1,416,260
2,685,000		Canadian County Educational Facilities Authority, OK (Mustang Public Schools), Educational Facilities Lease Revenue Bonds (Series 2012), 4.500%, 9/1/2020	2,783,244
2,285,000		Canadian County Educational Facilities Authority, OK (Mustang Public Schools), Educational Facilities Lease Revenue Bonds (Series 2012), 4.500%, 9/1/2021	2,431,514
3,500,000		Cleveland County, OK Educational Facilities Authority (Norman Public Schools), Educational Facilities Lease Revenue Bonds (Series 2019), 5.000%, 6/1/2024	4,054,435
3,200,000		Cleveland County, OK Educational Facilities Authority (Norman Public Schools), Educational Facilities Lease Revenue Bonds (Series 2019), 5.000%, 6/1/2025	3,789,632
1,850,000		Oklahoma Development Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2004A), 2.375%, 12/1/2021	1,874,106
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Oklahoma—continued
$2,600,000		Tulsa County, OK Industrial Authority (Broken Arrow Public Schools), Educational Facilities Lease Revenue Bonds (Series 2011), 5.000%, 9/1/2019	$2,615,600
1,000,000		Tulsa County, OK Industrial Authority (Broken Arrow Public Schools), Educational Facilities Lease Revenue Bonds (Series 2016), 5.000%, 9/1/2022	1,110,940
		TOTAL	20,075,731
		Pennsylvania—8.9%
850,000		Allegheny County, PA Sanitation Authority, Sewer Revenue Refunding Bonds (Series 2016), (Assured Guaranty Municipal Corp. GTD), 5.000%, 12/1/2025	1,034,688
4,000,000	[1]	Berks County, PA Municipal Authority (Tower Health), Variable Rate Revenue Bonds (Series 2012B) FRNs, (Original Issue Yield: 1.710%), 3.400% (SIFMA 7-day +1.500%), Mandatory Tender 7/1/2022	4,040,880
1,000,000		Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 4.000%, 1/1/2020	1,009,050
2,000,000		Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2021	2,081,340
1,115,000		Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series of 2016), 5.000%, 1/1/2022	1,188,735
1,155,000		Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series of 2016), 5.000%, 1/1/2024	1,279,140
365,000		East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 4.000%, 12/1/2019	368,197
500,000		East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 4.000%, 12/1/2020	514,485
500,000		East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2022	549,430
750,000		East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2023	842,955
12,500,000	[1]	Geisinger Authority, PA Health System (Geisinger Health System), Health System Revenue Bonds (Series 2014B) FRNs, 2.680% (1-month USLIBOR x 0.67 +1.070%), Mandatory Tender 6/1/2024	12,677,250
5,000,000		Lehigh County, PA IDA (PPL Electric Utilities Corp.), Pollution Control Revenue Refunding Bonds (Series 2016A) TOBs, 1.800%, Mandatory Tender 9/1/2022	5,004,200
2,250,000	[1]	Montgomery County, PA Higher Education & Health Authority Hospital (Thomas Jefferson University), Revenue Bonds (Series 2018C) FRNs, 2.620% (SIFMA 7-day +0.720%), Mandatory Tender 9/1/2023	2,250,045
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$4,000,000		Montgomery County, PA IDA (Exelon Generation Co. LLC), PCR Refunding Bonds (Series 2002A) TOBs, 2.550%, Mandatory Tender 6/1/2020	$4,017,240
8,000,000	[1]	Northampton County, PA General Purpose Authority (St. Luke's University Health Network), Variable Rate Hospital Revenue Bonds (Series 2013B) FRNs, 3.300% (SIFMA 7-day +1.400%), Mandatory Tender 8/15/2020	8,038,880
1,000,000	[1]	Northampton County, PA General Purpose Authority (St. Luke's University Health Network), Variable Rate Hospital Revenue Bonds (Series 2018B) FRNs, 2.748% (1-month USLIBOR x 0.70 +1.040%), Mandatory Tender 8/15/2024	1,001,850
6,500,000		Pennsylvania Economic Development Financing Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2011) TOBs, 2.150%, Mandatory Tender 7/1/2024	6,500,000
2,000,000		Pennsylvania EDFA (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2004A), 1.850%, 11/1/2021	2,000,920
2,000,000	[1]	Pennsylvania HFA, SFM Revenue Bonds (Series 2018-127C) FRNs, 2.253% (1-month USLIBOR x 0.70 +0.570%), Mandatory Tender 10/1/2023	2,000,660
10,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (SIFMA Index Bonds)(Series 2014B) FRNs, 2.880% (SIFMA 7-day +0.980%), 12/1/2021	10,106,700
1,540,000	[1]	Scranton, PA School District, GO Notes (Series 2014) (LIBOR Floating Rate Tender Notes) FRNs, (Pennsylvania School District Intercept Program GTD), 2.509% (1-month USLIBOR x 0.68 +0.850%), Mandatory Tender 4/1/2021	1,541,586
		TOTAL	68,048,231
		Rhode Island—2.0%
4,120,000		Rhode Island State and Providence Plantations, GO Bonds (Series 2011A), (United States Treasury COL), 5.000%, 8/1/2019	4,132,360
1,500,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2020	1,541,325
2,250,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2021	2,381,085
2,250,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2022	2,444,783
2,000,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2023	2,225,160
2,285,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2024	2,598,022
		TOTAL	15,322,735
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		South Carolina—0.5%
$1,000,000		Charleston County, SC Special Source, Revenue Bonds (Series 2013), 5.000%, 12/1/2019	$1,015,460
1,000,000		Charleston County, SC Special Source, Revenue Bonds (Series 2013), 5.000%, 12/1/2020	1,052,530
2,000,000	[2]	South Carolina Jobs-EDA (Royal Live Oaks Academy), Economic Development Revenue Notes (Series 2018A), 3.000%, 8/1/2020	2,006,860
		TOTAL	4,074,850
		South Dakota—0.1%
750,000		Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.000%, 6/1/2023	836,235
		Tennessee—0.5%
3,500,000		Tennergy Corp., TN Gas Revenue, Gas Supply Revenue Bonds (Series 2019A) TOBs, (Royal Bank of Canada GTD), 5.000%, Mandatory Tender 10/1/2024	4,043,305
		Texas—14.3%
5,000,000		Central Texas Regional Mobility Authority, Senior Lien Revenue & Refunding Bonds (Series 2015B) TOBs, 5.000%, Mandatory Tender 1/7/2021	5,163,850
500,000		Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2013A), 5.000%, 1/1/2020	508,085
1,400,000		Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2013A), 5.000%, 1/1/2021	1,467,312
5,000,000		Clear Creek, TX ISD, Variable Rate UT School Building Bonds (Series 2013B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 3.000%, Mandatory Tender 8/14/2019	5,008,850
3,000,000		Dallas, TX, GO Refunding Bonds (Series 2019B), 5.000%, 2/15/2026	3,617,400
3,250,000		Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2012B), 5.000%, 11/1/2019	3,289,585
7,000,000		Fort Bend, TX Independent School District, UT GO Refunding Bonds (Series 2019A) TOBs, (PSFG GTD), 1.950%, Mandatory Tender 8/1/2022	7,086,030
2,500,000		Georgetown, TX Independent School District, Variable Rate Unlimited Tax School Building Bonds (Series 2019B) TOBs, (PSFG GTD), 2.750%, Mandatory Tender 8/1/2022	2,588,375
4,000,000		Harlandale, TX Independent School District, Variable Rate Unlimited Tax School Building Bonds (Series 2015) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 3.000%, Mandatory Tender 8/15/2021	4,058,680
5,635,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 2.800% (SIFMA 7-day +0.900%), 6/1/2022	5,674,445
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$4,500,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 2.850% (SIFMA 7-day +0.950%), 6/1/2023	$4,551,345
5,685,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 2.950% (SIFMA 7-day +1.050%), 6/1/2024	5,802,679
2,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Texas Children's Hospital), Hospital Revenue Bonds (Series 2015-3) FRNs, 2.484% (1-month USLIBOR x 0.68 +0.850%), Mandatory Tender 6/1/2020	2,005,240
5,000,000		Harris County, TX Education Facilities Finance Corp. (Texas Children's Hospital), Hospital Revenue Bonds (Series 2019B) TOBs, 5.000%, Mandatory Tender 10/1/2024	5,857,850
7,000,000		Houston, TX Independent School District, Variable Rate Limited Tax Schoolhouse Bonds (Series 2014A-2) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.250%, Mandatory Tender 6/1/2022	7,133,770
2,000,000	[1]	Irving, TX Hospital Authority (Baylor Scott & White Medical Center, Irving), Hospital Revenue Bonds (Series 2017B) FRNs, 3.000% (SIFMA 7-day +1.100%), Mandatory Tender 10/15/2023	2,020,080
1,500,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2024	1,747,110
1,000,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2025	1,192,310
750,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2026	913,118
1,000,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2027	1,241,580
1,000,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2028	1,264,320
3,570,000		Lubbock, TX Health Facilities Development Corporation (Providence St. Joseph Health), Refunding Revenue Bonds (Series 2008B), 5.000%, 7/1/2019	3,570,000
2,300,000		Matagorda County, TX Navigation District No. 1 (AEP Texas, Inc.), Pollution Control Revenue Refunding Bonds (Series 2001A), 2.600%, 11/1/2029	2,327,071
4,760,000		Midlothian, TX ISD, Variable Rate UT GO Refunding Bonds (Series 2013-C) TOBs, (PSFG GTD), 3.000%, Mandatory Tender 8/1/2019	4,765,807
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$145,000		Midlothian, TX ISD, Variable Rate UT GO Refunding Bonds (Series 2013-C) TOBs, (United States Treasury PRF), 3.000%, Mandatory Tender 8/1/2019	$145,184
95,000		Midlothian, TX ISD, Variable Rate UT GO Refunding Bonds (Series 2013-C) TOBs, (United States Treasury PRF), 3.000%, Mandatory Tender 8/1/2019	95,121
855,000		New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2022	900,486
945,000		New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2024	1,028,944
980,000		New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2025	1,082,312
330,000		New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 3.000%, 11/1/2019	331,096
735,000		New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 4.000%, 11/1/2021	762,849
500,000		New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2023	550,850
625,000		New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2024	699,819
1,105,000		New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2025	1,252,009
1,500,000		North East, TX Independent School District, Variable Rate UT GO Refunding Bonds (Series 2019) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.200%, Mandatory Tender 8/1/2024	1,538,670
6,335,000	[1]	North Texas Tollway Authority, System First Tier Variable Rate Revenue Refunding Bonds (Series 2014C) (SIFMA Index Floating Rate Bonds) FRNs, 2.570% (SIFMA 7-day +0.670%), Mandatory Tender 1/1/2020	6,333,543
6,000,000		Pflugerville, TX Independent School District, Variable Rate UT School Building Bonds (Series 2019B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.500%, Mandatory Tender 8/15/2023	6,214,200
1,250,000		Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012), 5.000%, 10/1/2019	1,259,712
550,000		Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012), 5.000%, 10/1/2021	585,690
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$4,000,000		San Antonio, TX Water System, Water System Variable Rate Junior Lien Revenue Bonds (Series 2019A) TOBs, 2.625%, Mandatory Tender 5/1/2024	$4,176,600
		TOTAL	109,811,977
		Vermont—0.8%
6,075,000		Vermont EDA (B.C. Campus Holdings LLC), Bennington College Real Estate Project (Series 2017) BANs, 2.000%, 7/1/2020	6,048,209
		Virginia—1.4%
7,500,000		Louisa, VA IDA (Virginia Electric & Power Co.), PCR Refunding Bonds (Series 2008A) TOBs, 1.900%, Mandatory Tender 6/1/2023	7,582,275
1,000,000		Roanoke, VA EDA (Carilion Health System Obligated Group), Hospital Revenue Bonds (Series 2012), 5.000%, 7/1/2019	1,000,000
2,000,000		Roanoke, VA EDA (Carilion Health System Obligated Group), Hospital Revenue Bonds (Series 2012), 5.000%, 7/1/2020	2,074,300
		TOTAL	10,656,575
		Washington—2.9%
2,000,000		Grays Harbor County, WA Public Hospital District No.1 (Summit Pacific Medical Center), Hospital Revenue Bond Anticipation Notes (Series 2017), 3.000%, 8/1/2019	2,000,240
2,000,000	[1]	Seattle, WA Municipal Light & Power, Refunding Revenue Bonds—SIFMA Index (Series 2018C) FRNs, 2.390% (SIFMA 7-day +0.490%), Mandatory Tender 11/1/2023	2,000,280
5,000,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.000%, 6/1/2020	5,139,250
3,000,000	[2]	Washington State Economic Development Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2008), 2.125%, 6/1/2020	3,002,760
3,760,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate LIBOR Index Revenue Bonds (Series 2017B) FRNs, 2.711% (1-month USLIBOR x 0.67 +1.100%), Mandatory Tender 7/1/2022	3,794,404
3,000,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate SIFMA Index Revenue Bonds (Series 2017C) FRNs, 2.950% (SIFMA 7-day +1.050%), Mandatory Tender 7/3/2023	3,044,370
3,000,000		Washington State Health Care Facilities Authority (Providence St. Joseph Health), Revenue Bonds (Series 2012B) TOBs, 5.000%, Mandatory Tender 10/1/2021	3,231,210
		TOTAL	22,212,514
		West Virginia—0.5%
4,000,000		West Virginia EDA Solid Waste Disposal Facilities (Appalachian Power Co.), Revenue Refunding Bonds Amos Project (Series 2015A) TOBs, 2.550%, Mandatory Tender 4/1/2024	4,100,920
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Wisconsin—0.8%
$4,785,000		Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran), Revenue Bonds (Series 2011A), 5.000%, 10/15/2019	$4,832,372
1,310,000		Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran), Revenue Bonds (Series 2011A), 5.000%, 10/15/2020	1,368,334
		TOTAL	6,200,706
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $773,347,041)	781,398,658
	[1]	SHORT-TERM MUNICIPALS—2.3%
		California—0.1%
700,000		Nuveen California AMT-Free Quality Municipal Income Fund, (Series A) Weekly VRDNs, 2.200%, 7/1/2019	700,000
		Illinois—0.4%
3,210,000		Illinois Finance Authority (Roosevelt University), Tender Option Bond Certificates (Series 2018-XF1077) Weekly VRDNs, (Deutsche Bank AG LIQ)/(Deutsche Bank AG LOC), 2.300%, 7/4/2019	3,210,000
		Kansas—0.1%
1,100,000		Burlington, KS (Kansas City Power And Light Co.), (Series 2007B) Weekly VRDNs, 2.130%, 7/3/2019	1,100,000
		Texas—1.6%
2,650,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010A) Daily VRDNs, 2.070%, 7/1/2019	2,650,000
9,575,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010C) Daily VRDNs, 2.060%, 7/1/2019	9,575,000
		TOTAL	12,225,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $17,235,000)	17,235,000
		TOTAL INVESTMENT IN SECURITIES—104.3% (IDENTIFIED COST $790,582,041)[3]	798,633,658
		OTHER ASSETS AND LIABILITIES - NET—(4.3)%[4]	(32,588,528)
		TOTAL NET ASSETS—100%	$766,045,130
Securities that are subject to the federal alternative minimum tax (AMT) represent 3.3% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At June 30, 2019, these restricted securities amounted to $5,009,620, which represented 0.7% of total net assets.
Annual Shareholder Report

3	The cost of investments for federal tax purposes amounts to $790,424,272.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at June 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of June 30, 2019, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AMT	—Alternative Minimum Tax
ARNs	—Auction Rate Notes
BANs	—Bond Anticipation Notes
COL	—Collateralized
EDA	—Economic Development Authority
EDFA	—Economic Development Finance Authority
FRNs	—Floating Rate Notes
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
INS	—Insured
ISD	—Independent School District
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
PCR	—Pollution Control Revenue
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
SFM	—Single Family Mortgage
SIFMA	—Securities Industry and Financial Markets Association
TEMPS	—Tax Exempt Mandatory Paydown Securities
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.22	$10.27	$10.35	$10.32	$10.40
Income From Investment Operations:
Net investment income	0.14	0.11	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.08	(0.05)	(0.08)	0.03	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.06	0.01	0.12	0.01
Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	(0.09)	(0.09)	(0.09)
Net Asset Value, End of Period	$10.30	$10.22	$10.27	$10.35	$10.32
Total Return[1]	2.20%	0.60%	0.09%	1.12%	0.13%
Ratios to Average Net Assets:
Net expenses	0.96%[2]	0.96%[2]	0.96%	0.96%	0.96%
Net investment income	1.41%	1.07%	0.86%	0.83%	0.90%
Expense waiver/reimbursement[3]	0.10%	0.09%	0.08%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$178,706	$178,414	$228,127	$314,598	$342,677
Portfolio turnover	39%	18%	32%	15%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.96% for the years ended June 30, 2019 and 2018, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.21	$10.26	$10.35	$10.32	$10.40
Income From Investment Operations:
Net investment income	0.19	0.16	0.14	0.14	0.15
Net realized and unrealized gain (loss)	0.09	(0.05)	(0.09)	0.03	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.28	0.11	0.05	0.17	0.07
Less Distributions:
Distributions from net investment income	(0.19)	(0.16)	(0.14)	(0.14)	(0.15)
Net Asset Value, End of Period	$10.30	$10.21	$10.26	$10.35	$10.32
Total Return[1]	2.81%	1.10%	0.49%	1.63%	0.63%
Ratios to Average Net Assets:
Net expenses	0.46%[2]	0.46%[2]	0.46%	0.46%	0.46%
Net investment income	1.91%	1.58%	1.36%	1.33%	1.40%
Expense waiver/reimbursement[3]	0.21%	0.24%	0.23%	0.23%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$575,676	$689,739	$840,891	$876,680	$807,057
Portfolio turnover	39%	18%	32%	15%	17%
1	Based on net asset value.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.46% for the years ended June 30, 2019 and 2018, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.22	$10.26	$10.35	$10.32	$10.40
Income From Investment Operations:
Net investment income	0.17	0.14	0.11	0.11	0.12
Net realized and unrealized gain (loss)	0.08	(0.04)	(0.09)	0.03	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.10	0.02	0.14	0.04
Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.11)	(0.11)	(0.12)
Net Asset Value, End of Period	$10.30	$10.22	$10.26	$10.35	$10.32
Total Return[1]	2.46%	0.95%	0.25%	1.39%	0.38%
Ratios to Average Net Assets:
Net expenses	0.70%[2]	0.71%[2]	0.70%	0.70%	0.71%
Net investment income	1.67%	1.30%	1.12%	1.09%	1.15%
Expense waiver/reimbursement[3]	0.35%	0.34%	0.33%	0.33%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,663	$14,429	$31,831	$30,225	$30,838
Portfolio turnover	39%	18%	32%	15%	17%
1	Based on net asset value.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.70% and 0.71% for the years ended June 30, 2019 and June 30, 2018, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
June 30, 2019
Assets:
Investment in securities, at value (identified cost $790,582,041)		$798,633,658
Cash		74,431
Income receivable		5,253,067
Receivable for shares sold		1,658,338
TOTAL ASSETS		805,619,494
Liabilities:
Payable for investments purchased	$38,404,377
Payable for shares redeemed	624,479
Income distribution payable	184,686
Payable for other service fees (Notes 2 and 5)	95,014
Payable for distribution services fee (Note 5)	36,293
Payable for investment adviser fee (Note 5)	18,986
Payable for administrative fee (Note 5)	7,087
Accrued expenses (Note 5)	203,442
TOTAL LIABILITIES		39,574,364
Net assets for 74,398,890 shares outstanding		$766,045,130
Net Assets Consists of:
Paid-in capital		$762,795,043
Total distributable earnings (loss)		3,250,087
TOTAL NET ASSETS		$766,045,130
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($178,705,567 ÷ 17,351,371 shares outstanding), no par value, unlimited shares authorized		$10.30
Offering price per share (100/99.00 of $10.30)		$10.40
Redemption proceeds per share		$10.30
Institutional Shares:
Net asset value per share ($575,676,426 ÷ 55,914,976 shares outstanding), no par value, unlimited shares authorized		$10.30
Offering price per share		$10.30
Redemption proceeds per share		$10.30
Service Shares:
Net asset value per share ($11,663,137 ÷ 1,132,543 shares outstanding), no par value, unlimited shares authorized		$10.30
Offering price per share		$10.30
Redemption proceeds per share		$10.30
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended June 30, 2019
Investment Income:
Interest			$18,734,567
Expenses:
Investment adviser fee (Note 5)		$3,166,225
Administrative fee (Note 5)		644,904
Custodian fees		30,174
Transfer agent fees		247,482
Directors'/Trustees' fees (Note 5)		13,472
Auditing fees		30,430
Legal fees		12,114
Distribution services fee (Note 5)		431,699
Other service fees (Notes 2 and 5)		1,062,728
Portfolio accounting fees		171,352
Share registration costs		68,557
Printing and postage		31,948
Miscellaneous (Note 5)		31,914
TOTAL EXPENSES		5,942,999
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(818,012)
Waiver and reimbursement of other operating expenses (Notes 2 and 5)	(666,530)
Reduction of custodian fees (Note 6)	(849)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(1,485,391)
Net expenses			4,457,608
Net investment income			14,276,959
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(623,243)
Net change in unrealized appreciation of investments			6,091,235
Net realized and unrealized gain (loss) on investments			5,467,992
Change in net assets resulting from operations			$19,744,951
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended June 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,276,959	$14,655,007
Net realized loss	(623,243)	(2,158,595)
Net change in unrealized appreciation/depreciation	6,091,235	(2,542,075)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,744,951	9,954,337
Distributions to Shareholders (Note 2):
Class A Shares	(2,215,655)	(2,170,226)
Institutional Shares	(11,712,101)	(12,154,429)
Service Shares	(222,748)	(308,625)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,150,504)	(14,633,280)
Share Transactions:
Proceeds from sale of shares	245,693,169	264,313,798
Net asset value of shares issued to shareholders in payment of distributions declared	11,750,967	12,774,237
Cost of shares redeemed	(379,575,916)	(490,675,599)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(122,131,780)	(213,587,564)
Change in net assets	(116,537,333)	(218,266,507)
Net Assets:
Beginning of period	882,582,463	1,100,848,970
End of period	$766,045,130	$882,582,463
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
June 30, 2019
1. ORGANIZATION
Federated Short-Intermediate Duration Municipal Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Institutional Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide dividend income which is exempt from federal regular income tax. The Fund pursues this investment objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. Also, distributions normally (except in certain circumstances described in the Fund's Prospectus) will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursement and reduction of $1,485,391 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended June 30, 2018, were from net investment income. Undistributed net investment income at June 30, 2018, was $14,712.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Institutional Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended June 30, 2019, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$397,537	$—
Institutional Shares	632,833	(632,833)
Service Shares	32,358	—
TOTAL	$1,062,728	$(632,833)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended June 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional information on restricted securities held at June 30, 2019, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
South Carolina Jobs-EDA (Royal Live Oaks Academy), Economic Development Revenue Notes (Series 2018A), 3.000%, 8/1/2020	5/18/2018	$2,000,000	$2,006,860
Washington State Economic Development Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2008), 2.125%, 6/1/2020	8/29/2014	$3,000,000	$3,002,760
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended June 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,703,129	$78,866,999	3,008,556	$30,845,903
Shares issued to shareholders in payment of distributions declared	213,927	2,186,844	208,705	2,137,986
Shares redeemed	(8,024,722)	(81,872,734)	(7,979,758)	(81,761,133)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(107,666)	$(818,891)	(4,762,497)	$(48,777,244)

Year Ended June 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,203,313	$165,418,595	22,214,145	$227,696,189
Shares issued to shareholders in payment of distributions declared	916,837	9,366,667	1,010,884	10,349,480
Shares redeemed	(28,728,654)	(293,246,385)	(37,640,576)	(385,570,047)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(11,608,504)	$(118,461,123)	(14,415,547)	$(147,524,378)
Annual Shareholder Report

Year Ended June 30	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	137,787	$1,407,575	562,257	$5,771,706
Shares issued to shareholders in payment of distributions declared	19,327	197,456	27,970	286,771
Shares redeemed	(436,799)	(4,456,797)	(2,278,986)	(23,344,419)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(279,685)	$(2,851,766)	(1,688,759)	$(17,285,942)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(11,995,855)	$(122,131,780)	(20,866,803)	$(213,587,564)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities and expiration of capital loss carryforwards.
For the year ended June 30, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(566,786)	$566,786
Net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended June 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$695	$—
Tax-exempt income	$14,149,809	$14,633,280
As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$13,691
Net unrealized appreciation	$8,209,386
Capital loss carryforwards	$(4,972,990)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At June 30, 2019, the cost of investments for federal tax purposes was $790,424,272. The net unrealized appreciation of investments for federal tax purposes was $8,209,386. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,705,842 and net unrealized depreciation from investments for those securities having an excess of cost over value of $496,456.
Annual Shareholder Report

At June 30, 2019, the Fund had a capital loss carryforward of $4,972,990 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$2,009,148	$2,963,842	$4,972,990
Capital loss carryforwards of $566,786 expired during the year ended June 30, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will reimburse the amount, limited to the amount of the advisory fee, by which the Fund's Institutional Shares aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes and extraordinary expenses, exceed 0.45% of the Fund's Institutional Shares average daily net assets. To comply with the 0.45% limitation imposed under the investment advisory contract, the Adviser may waive its advisory fee and/or reimburse its advisory fee or other Fund expenses, affiliates of the Adviser may waive, reimburse or reduce amounts otherwise included in the aggregate annual operating expenses of the Fund, or there may be a combination of waivers, reimbursements and/or reductions by the Adviser and its affiliates. The amount that the Adviser waives/reimburses under the investment advisory contract will be reduced to the extent that affiliates of the Adviser waive, reimburse or reduce amounts that would otherwise be included in the aggregate annual operating expenses of the Fund. In addition, subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. For the year ended June 30, 2019, the Adviser waived $818,012 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2019, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Service Shares	0.25%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$398,002	$—
Service Shares	33,697	(33,697)
TOTAL	$431,699	$(33,697)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended June 30, 2019, FSC retained $39 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Other Service Fee
For the year ended June 30, 2019, FSSC received $567 and reimbursed $632,833 of other service fees disclosed in Note 2.
Expense Limitation
In addition to the contractual fee waiver described under “Investment Adviser Fee” above with regards to the Fund's Institutional Shares, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund's Class A Shares, Institutional Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.97%, 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended June 30, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $208,605,000 and $273,415,000, respectively.
Annual Shareholder Report

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers or Trustees of certain of the above companies. To efficiently facilitate payment, Trustees' fees and certain expenses related to conducting meetings of the Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended June 30, 2019, the Fund's expenses were reduced by $849 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended June 30, 2019, were as follows:
Purchases	$188,255,176
Sales	$224,877,477
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of June 30, 2019, the Fund had no outstanding loans. During the year ended June 30, 2019, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of June 30, 2019, there were no outstanding loans. During the year ended June 30, 2019, the program was not utilized.
10. Subsequent Event
On June 11, 2019, the Trustees approved the reorganization of PNC Tax Exempt Limited Maturity Bond Fund, a portfolio of the PNC Funds, into the Fund. The reorganization is expected to occur in the fourth quarter of 2019, pending shareholder approval.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended June 30, 2019, 99.99% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF Federated Short-Intermediate Duration Municipal Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Short-Intermediate Duration Municipal Trust (the “Fund”), including the portfolio of investments, as of June 30, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) “PCAOB” and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
August 23, 2019

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,019.10	$4.81
Institutional Shares	$1,000	$1,021.60	$2.31
Service Shares	$1,000	$1,020.40	$3.51
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.03	$4.81
Institutional Shares	$1,000	$1,022.51	$2.31
Service Shares	$1,000	$1,021.32	$3.51
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.96%
Institutional Shares	0.46%
Service Shares	0.70%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Deborah A. Cunningham Birth Date: September 15, 1959 CHIEF INVESTMENT OFFICER Officer since: August 2011	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of Federated's tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Federated's Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Short-Intermediate Duration Municipal Trust (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as
Annual Shareholder Report

management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both
Annual Shareholder Report

in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the
Annual Shareholder Report

Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived
Annual Shareholder Report

fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
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adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Short-Intermediate Duration Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313907305
CUSIP 313907107
CUSIP 313907206
37173 (8/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 – $31,000

Fiscal year ended 2018 - $29,400

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019- $0

Fiscal year ended 2018- $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019- $0

Fiscal year ended 2018- $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019– 0%

Fiscal year ended 2018- 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019– 0%

Fiscal year ended 2018– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019– 0%

Fiscal year ended 2018– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019- $659,491

Fiscal year ended 2018- $1,042,210

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Short-Intermediate Duration Municipal Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date August 23, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date August 23, 2019